UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020 (April 27, 2020)

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-14989	25-1723342
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive Suite 700			15219
Pittsburgh,	Pennsylvania		(Zip Code)
(Address of principal executive offices)
(412) 454-2200
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, par value $.01 per share	WCC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
On April 30, 2020, WESCO International, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of 2020. A copy of the press release is attached hereto as Exhibit 99.1.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 27, 2020, and in support of Company’s efforts to reduce costs during the current period of uncertainty resulting from the economic downturn in connection with the COVID-19 pandemic, senior management recommended and the Compensation Committee of the Board of Directors of the Company (“Board”) approved a 25% temporary reduction in the base salaries of John J. Engel, Chairman, President and Chief Executive Officer, and the following executive officers: Diane E. Lazzaris, Senior Vice President and General Counsel; Robert Minicozzi, Vice President and Chief Information Officer; David S. Schulz, Senior Vice President and Chief Financial Officer; Nelson J. Squires, III, Senior Vice President and Chief Operating Officer; and Christine A. Wolf, Senior Vice President and Chief Human Resources Officer. In addition, the Board approved a temporary reduction of 25% in the cash retainer compensation for non-employee Directors. All of these reductions are effective May 1, 2020 and are expected to remain in place until September 30, 2020.
Item 7.01 Regulation FD Disclosure.
The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
A slide presentation to be used by senior management of the Company in connection with its discussions with investors regarding the Company's financial results for the first quarter of 2020 is included in Exhibit 99.2 to this report and is being furnished in accordance with Regulation FD of the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press Release, dated April 30, 2020
99.2 Slide presentation for investors
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

April 30, 2020	By:	/s/ David S. Schulz
(Date)		David S. Schulz
Senior Vice President and Chief Financial Officer